Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com
For immediate release
Johnson & Johnson reports Q2 2026 results, raises 2026 outlook
•2026 Second-Quarter reported sales growth of 6.6% to $25.3 Billion with operational growth of 5.6%* and adjusted operational growth of 5.7%*
•2026 Second-Quarter earnings per share (EPS) of $2.27 and adjusted EPS* of $2.90
•Strong operational performance results in the Company increasing 2026 guidance with estimated reported sales of $101.1 Billion or 7.3% at the midpoint, and increasing adjusted EPS* guidance by $0.13 to $11.68 or 8.2% at the midpoint. The adjusted operational EPS* is increasing by $0.18 to $11.58 or 7.3% at the midpoint
•Advancing significant innovation for patients with approvals of TREMFYA to inhibit the progression of structural joint damage in adults with active psoriatic arthritis, CAPLYTA for the prevention of relapse in schizophrenia, and Dual Energy THERMOCOOL SMARTTOUCH SF platform; fortifying future with data from RYBREVANT FASPRO in advanced head and neck cancer, TALVEY plus DARZALEX FASPRO in earlier-line relapsed or refractory multiple myeloma, and OTTAVA in upper abdominal procedures
New Brunswick, N.J. (July 15, 2026) – Johnson & Johnson (NYSE: JNJ) today announced results for second-quarter 2026. “Johnson & Johnson delivered strong second-quarter results, demonstrating the power of our innovation, the depth of our portfolio and the momentum in our pipeline as we advance transformative treatments that address the world’s toughest health challenges,” said Joaquin Duato, Chairman and Chief Executive Officer, Johnson & Johnson. “With raised guidance and quarterly sales surpassing $25 billion, we are on track to meet our 2026 target of more than $100 billion in annual revenue for the first time in our Company’s 140-year history.”
Overall financial results

	Q2
($ in Millions, except EPS)	2026	2025	% Change
Reported Sales	$25,310	$23,743	6.6%
Net Earnings	$5,534	$5,537	-0.1%
EPS (diluted)	$2.27	$2.29	-0.9%

	Q2
Non-GAAP* ($ in Millions, except EPS)	2026	2025	% Change
Operational Sales[1,2]			5.6%
Adjusted Operational Sales[1,3]			5.7%
Adjusted Net Earnings[1,4]	$7,081	$6,699	5.7%
Adjusted EPS (diluted)[1,4]	$2.90	$2.77	4.7%
Free Cash Flow[5,6]	~$8,700	$6,214
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Non-GAAP financial measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
6Second-quarter YTD 2026 is estimated as of July 15, 2026
Note: values may have been rounded

Regional sales results

Q2				% Change
($ in Millions)	2026	2025	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$14,533	$13,544	7.3%	7.3	-	7.4
International	10,777	10,199	5.7	3.4	2.3	3.5
Worldwide	$25,310	$23,743	6.6%	5.6	1.0	5.7
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q2				% Change
($ in Millions)	2026	2025	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$16,384	$15,202	7.8%	6.8	1.0	6.9
MedTech	8,926	8,541	4.5	3.6	0.9	3.7
Worldwide	$25,310	$23,743	6.6%	5.6	1.0	5.7
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Second-Quarter 2026 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales grew 6.8%*, with divestitures negatively impacting growth by 10 basis points. Growth was primarily driven by DARZALEX, CARVYKTI, TECVAYLI and RYBREVANT/LAZCLUZE in Oncology, TREMFYA and Other Immunology in Immunology, and SPRAVATO and CAPLYTA in Neuroscience. Growth was partially offset by STELARA (an approximate 760 basis points impact) and REMICADE in Immunology, as well as IMBRUVICA and ZYTIGA in Oncology.
MedTech
MedTech worldwide operational sales grew 3.6%*, with net acquisitions and divestitures negatively impacting growth by 10 basis points. Growth was primarily driven by wound closure products and biosurgery products in Surgery, electrophysiology products and Shockwave in Cardiovascular, contact lenses in Vision, and trauma in Orthopaedics.

Full-year 2026 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	July 2026	April 2026
Adjusted Operational Sales[1,2] Change vs. Prior Year / Mid-point	6.2% – 6.8% / 6.5%	5.6% – 6.6% / 6.1%
Operational Sales2 / Mid-point Change vs. Prior Year / Mid-point	$100.3B – $100.9B / $100.6B 6.5% – 7.1% / 6.8%	$99.7B – $100.7B / $100.2B 5.9% – 6.9% / 6.4%
Estimated Reported Sales3/ Mid-point Change vs. Prior Year / Mid-point	$100.8B – $101.4B / $101.1B 7.0% – 7.6% / 7.3%	$100.3B – $101.3B / $100.8B 6.5% – 7.5% / 7.0%
Adjusted Operational EPS (Diluted)2,4 / Mid-point Change vs. Prior Year / Mid-point	$11.50 – $11.65 / $11.58 6.6% – 8.0% / 7.3%	$11.30 – $11.50 / $11.40 4.7% – 6.7% / 5.7%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$11.60 – $11.75 / $11.68 7.5% – 8.9% / 8.2%	$11.45 – $11.65 / $11.55 6.1% – 8.1% / 7.1%
1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: July 2026 = $1.15 and April 2026 = $1.17 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast.
Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at Investor News, as well as Innovative Medicine Newsroom, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	Johnson & Johnson Announces FDA Approval for the Dual Energy THERMOCOOL SMARTTOUCH SF Platform[1]	Press Release
	CHMP recommendation advances Johnson & Johnson’s TECVAYLI (teclistamab) plus daratumumab as a potential standard of care for relapsed/refractory multiple myeloma	Press Release
	FDA approves label expansion, cementing TREMFYA as the only IL‑23 inhibitor proven to help stop further joint damage	Press Release
	FDA approves CAPLYTA (lumateperone) sNDA with robust new data supporting reduced risk of relapse in schizophrenia	Press Release
	Johnson & Johnson Announces CE Mark Approval for the New ETHICON 4000 Stapler	Press Release
	FDA grants Priority Review for IMAAVY (nipocalimab-aahu) as the potential first approved treatment for people living with warm autoimmune hemolytic anemia (wAIHA)	Press Release
Data Releases	Johnson & Johnson presents new IMAAVY (nipocalimab-aahu) data at European Academy of Neurology (EAN) 2026 Congress reinforcing sustained disease control in generalized myasthenia gravis	Press Release

New TALVEY (talquetamab-tgvs) plus DARZALEX FASPRO (daratumumab and hyaluronidase-fihj) data demonstrate the strength of a bispecific combination in earlier-line relapsed or refractory multiple myeloma
Press Release

IMAAVY (nipocalimab-aahu) demonstrates durable hemoglobin response and rapid onset of effect in pivotal Phase 2/3 study in warm autoimmune hemolytic anemia (wAIHA), an autoantibody-driven disease with no FDA-approved therapies
Press Release
	Johnson & Johnson late-breaking results show nipocalimab significantly reduced systemic lupus erythematosus (SLE) disease activity in a Phase 2 study	Press Release
	Johnson & Johnson presents new data further reinforcing the role of nipocalimab in lowering the autoantibodies driving Sjögren's disease	Press Release
	RYBREVANT FASPRO (amivantamab and hyaluronidase-lpuj) pivotal data show strong and durable responses in advanced head and neck cancer where options remain limited	Press Release
	Johnson & Johnson's Phase 3 prostate cancer study shows ERLEADA (apalutamide) before and after surgery significantly reduces risk of metastasis or death, breaking a decades-long treatment paradigm	Press Release
	RYBREVANT (amivantamab-vmjw) plus LAZCLUZE (lazertinib) demonstrates prolonged clinical benefit as a first-line treatment for atypical EGFR-mutated non-small cell lung cancer	Press Release
	New TECVAYLI (teclistamab-cqyv) data demonstrate superior progression-free and overall survival as early as first relapse in multiple myeloma	Press Release
	Johnson & Johnson study shows TREMFYA (guselkumab) is the first and only IL-23 inhibitor to demonstrate efficacy in perianal fistulizing Crohn's disease	Press Release
	Johnson & Johnson investigational co-antibody therapy JNJ-4804 shows potential to raise the bar for clinical efficacy in treating refractory inflammatory bowel disease	Press Release
	Johnson & Johnson Announces Pivotal Clinical Study Results for a New Soft-Tissue Surgical Robotic System	Press Release
	CAPLYTA (lumateperone) showed greatest improvement across key efficacy outcomes among adjunctive MDD treatments in new network meta-analysis	Press Release
	IMAAVY (nipocalimab-aahu) shows over two years of sustained disease control in a broad population with generalized myasthenia gravis (gMG)	Press Release
Product Launch	Johnson & Johnson Advances the Standard of Calcium Modification with Global Launch of Shockwave C2 Aero Coronary IVL Catheter	Press Release
Other	DePuy Synthes Appoints Christina Zamarro as Chief Financial Officer[1]	Press Release
	Johnson & Johnson Invests more than $1 Billion to Strengthen U.S. Vision Manufacturing in Jacksonville, Florida	Press Release
	Johnson & Johnson Expands U.S. Availability of TECNIS PureSee IOL, an Advanced Lens Option for Cataract Surgeons and Patients	Press Release
	Johnson & Johnson to Acquire Firefly Bio, Inc. to Expand Oncology Pipeline with Novel Degrader Antibody Conjugate Platform	Press Release
	DePuy Synthes Announces Agreement to Acquire Miniature Radiofrequency Tracking Technology Across its Joint Reconstruction Portfolio	Press Release
	DePuy Synthes Enters Exclusive U.S., Canada and Australia Distribution Agreement for CGBIO’s NOVOSIS	Press Release

Groundbreaking global survey captures the significant patient burden experienced with current standard-of-care bladder cancer treatments, underscoring urgency for continued innovation	Press Release
Johnson & Johnson Appoints Ryan Koors as Vice President, Investor Relations	Press Release
Johnson & Johnson Launches Landmark Head-to-Head Pulsed Field Ablation Trial in Persistent Atrial Fibrillation	Press Release
Johnson & Johnson Showcases CARTO-Powered Innovation, Including Debut of CARTOSOUND SONATA, to Advance Arrhythmia Care at HRS 2026	Press Release
1Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.
Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations or changes to applicable laws and regulations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; increased scrutiny of the health care industry by government agencies; and the Company's ability to successfully separate the Company's Orthopaedics business and realize the anticipated benefits from the planned separation. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s most recent Annual Report on Form 10-K, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com, investor.jnj.com, or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.